SUPPLEMENT DATED SEPTEMBER 30, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

CURRENCY STRATEGIES PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Currency Strategies Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective November 1, 2013. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the following will be added as the first paragraph:

This Fund is sub-advised by both UBS Global Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group (“MCG”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between UBS and MCG and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing global currency strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

In this same subsection, all references to “the sub-adviser” will be replaced with “each sub-adviser” and the second sentence of the second paragraph will be replaced with the following:

Such exposures are primarily obtained by investing in forward positions on currency using NDFs and by holding foreign currency.

In addition, in this same subsection, the last two sentences of the second paragraph will be deleted and the following will be added as the third and fourth to last paragraphs:

UBS, in analyzing a potential investment opportunity and the desired amount of exposure, will consider the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such investment in order to maximize the risk-adjusted return for UBS’ portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

MCG identifies investment opportunities through the application of both quantitative and qualitative approaches. MCG manages a part of its portion of the Fund under a quantitative approach that is used for its longer term “systematic” strategy. MCG uses this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve month horizon). MCG manages the other part of its portion of the Fund under a qualitative approach that is used for its shorter-term “discretionary” investment strategy. MCG uses this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates within a shorter time horizon than the systematic strategy (typically a two week to six month horizon). Given the different time horizons, MCG anticipates potentially more trading activity for assets managed under the discretionary strategy than the systematic strategy. Both quantitative and qualitative approaches focus on identifying different factors that materially affect currency movements. MCG’s aim in using both strategies is to diversify the return stream generated by its currency investments while seeking to manage risk. MCG also applies a liquidity screen to all positions, favoring more liquid currency positions than those that are less liquid, in seeking to attain a high degree of liquidity within MCG’s portion of the Fund.

In the Management subsection, Macro Currency Group is added to the “Sub-Adviser” caption.

In addition, in this same subsection and under the “Sub-Adviser” caption, “UBS Global Asset Management (Americas) Inc.” is added as a heading to the existing table under the Sub-Adviser caption, and the following table is added after the UBS table:

Macro Currency Group

Portfolio Manager and Primary Title with Sub-Adviser	Experience With Fund
Mark Farrington, Managing Director, Head of Macro Currency Group and Portfolio Manager	Since 2013
Dr. Ivan Petej, Managing Director, Head of Portfolio Construction and Quantitative Strategy and Portfolio Manager	Since 2013